5.  Amount of

securities

2A.  Deemed

Beneficially Owned

Execution Date, 3.  Transaction

at End of Issuer's

6.  Ownership Form: 7.  Nature of Indirect Beneficial

1.  Title of Security

2.  Transaction Date      if any

Code

4.  Securities Acquired or Disposed

Fiscal Year

Direct or Indirect

Ownership

Amount

(A) or (D)

Price

Common Stock

1/25/2017

P

24,900

A

$0.130

71,782,613

I

Waratah Captital Ltd.

Common Stock

1/26/2017

P

30,000

A

$0.140

71,812,613

I

Waratah Capital Ltd.

Common Stock

1/27/2017

P

55,000

A

$0.140

71,867,613

I

Waratah Capital Ltd.

Common Stock

1/30/2017

P

30,000

A

$0.150

71,897,613

I

Waratah Capital Ltd.

Common Stock

1/31/2017

P

30,000

A

$0.150

71,927,613

I

Waratah Capital Ltd.

Common Stock

2/1/2017

P

30,000

A

$0.150

71,957,613

I

Waratah Capital Ltd.

Common Stock

2/2/2017

P

50,000

A

$0.160

72,007,613

I

Waratah Capital Ltd.

Common Stock

2/6/2017

P

30,000

A

$0.170

72,037,613

I

Waratah Capital Ltd.

Common Stock

2/8/2017

P

20,000

A

$0.180

72,057,613

I

Waratah Capital Ltd.

Common Stock

2/9/2017

P

30,000

A

$0.180

72,087,613

I

Waratah Capital Ltd.

Common Stock

2/10/2017

P

35,000

A

$0.180

72,122,613

I

Waratah Capital Ltd.

Common Stock

2/13/2017

P

30,000

A

$0.180

72,152,613

I

Waratah Capital Ltd.

Common Stock

2/15/2017

P

30,000

A

$0.190

72,182,613

I

Waratah Capital Ltd.

Common Stock

2/16/2017

P

25,000

A

$0.200

72,207,613

I

Waratah Capital Ltd.

Common Stock

2/17/2017

P

44,517

A

$0.200

72,252,130

I

Waratah Capital Ltd.

Common Stock

2/21/2017

P

483

A

$0.124

72,252,613

I

Waratah Capital Ltd.

Common Stock

2/22/2017

P

25,000

A

$0.220

72,277,613

I

Waratah Capital Ltd.

Common Stock

2/23/2017

P

25,000

A

$0.220

72,302,613

I

Waratah Capital Ltd.

Common Stock

2/24/2017

P

12,717

A

$0.220

72,315,330

I

Waratah Capital Ltd.

Common Stock

2/28/2017

P

27,283

A

$0.210

72,342,613

I

Waratah Capital Ltd.

Common Stock

3/3/2017

P

50,142

A

$0.134

72,392,755

I

Waratah Capital Ltd.

Common Stock

3/7/2017

P

4,600

A

$0.150

72,397,355

I

Waratah Capital Ltd.

Common Stock

3/8/2017

P

45,400

A

$0.175

72,442,755

I

Waratah Capital Ltd.

Common Stock

3/9/2017

P

25,000

A

$0.171

72,467,755

I

Waratah Capital Ltd.

Common Stock

3/10/2017

P

20,000

A

$0.170

72,487,755

I

Waratah Capital Ltd.

Common Stock

3/13/2017

P

25,000

A

$0.164

72,512,755

I

Waratah Capital Ltd.

Common Stock

3/14/2017

P

25,000

A

$0.150

72,537,755

I

Waratah Capital Ltd.

Common Stock

3/15/2017

P

20,000

A

$0.160

72,557,755

I

Waratah Capital Ltd.

Common Stock

3/16/2017

P

25,000

A

$0.160

72,582,755

I

Waratah Capital Ltd.

Common Stock

3/17/2017

P

39,038

A

$0.160

72,621,793

I

Waratah Capital Ltd.

Common Stock

3/20/2017

P

962

A

$0.180

72,622,755

I

Waratah Capital Ltd.